                                                                    EXHIBIT 10.2

                       THIRD AMENDMENT TO CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "THIRD AMENDMENT") dated as of July 18, 2003 is by and among APPLICA INCORPORATED (the "BORROWER"), a Florida corporation, each of its Subsidiaries identified on the signature pages hereof, the Lenders identified on the signature pages hereof and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the "AGENT"). Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as hereinafter defined).

                               W I T N E S S E T H

         WHEREAS, the Borrower, the Subsidiaries, the Lenders and Bank of America, N.A., in its capacity as Agent are parties to that certain Credit Agreement, dated as of December 28, 2001, as amended April 26, 2002 and January 17, 2003 (as further amended, modified, supplemented, extended or restated from time to time, the "CREDIT AGREEMENT");

         WHEREAS, the parties hereto desire to amend certain terms of the Credit Agreement as set forth in this Third Amendment;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1.       The Credit Agreement is hereby amended as follows:

                  (a) by adding to Annex A to the Credit Agreement in the proper alphabetical location a new definition as follows:

                  "ZONEPERFECT NET PROCEEDS" means at any applicable date, the Net Proceeds received by Borrower as a Distribution from Anasazi Partners, L.P., a Massachusetts limited partnership ("Anasazi") arising from Anasazi's sale of its interest in Zoneperfect Nutrition Company, MINUS, without duplication, bonuses or other sums paid or payable by a Loan Party with respect to such sale to directors, employees, agents or representatives of a Loan Party.

                  (b) by deleting the definition of "Consolidated EBITDA" in Annex A to the Credit Agreement and restating such definition as follows:

                  "CONSOLIDATED EBITDA" means, with respect to any fiscal period of the Borrower, the Adjusted Net Earnings from Operations of the Borrower and the other Consolidated Members, MINUS, Zoneperfect Net Proceeds to the extent applied to the prepayment of the Debt evidenced by the Senior Subordinated Debt Offering Documents, PLUS, to the extent deducted in the determination of Adjusted Net Earnings from Operations for that fiscal period, interest expenses, federal, state, local and foreign income taxes, depreciation, amortization, call premiums paid by Borrower in connection with its prepayment of Debt evidenced by the Senior Subordinated Debt Offering Documents, non-cash charges arising by reason of "goodwill impairment losses" under FASB Statement 142, and, solely for purposes of calculating Consolidated EBITDA for any period during the Borrower's 2002 Fiscal Year, those costs associated with the Borrower's consolidation of its Shelton, Connecticut facility into its Miami Lake, Florida facility that were not previously accrued, as determined in accordance with GAAP.

                  (c) by deleting Section 7.14 of the Credit Agreement and by restating such section as follows:


                  7.14   PREPAYMENT.

                  No Loan Party shall prepay voluntarily any Debt, except (a) the Obligations in accordance with the terms of this Agreement, (b) in connection with the Refinancing and (c) Debt evidenced by the Senior Subordinated Debt Offering Documents (I) during Borrower's 2003 Fiscal Year, in an aggregate amount not to exceed $30,000,000 plus the amount of Zoneperfect Net Proceeds applied to such Debt in such Fiscal Year and (II) during any Fiscal Year thereafter, in an aggregate amount not to exceed $15,000,000 plus the amount of the Zoneperfect Proceeds applied to such Debt in any such Fiscal Year, if, in each case, (i) no Event of Default then exists or would exist after giving effect to any such prepayment and (ii) for 30 consecutive days prior to such prepayment Availability is not less than $35,000,000 and for 30 consecutive days immediately after such prepayment Availability is not less than $30,000,000.

                  (d) by deleting Section 7.27 of the Credit Agreement and by restating such section as follows:


                  7.27     MINIMUM EBITDA.

                  If the Loan Parties fail to maintain Availability of at least $30,000,000 on any date on or after January 1, 2002 (any date on or after January 1, 2002 on which the Loan Parties fail to maintain such Availability being hereinafter referred to as the "Trigger Date"), then as of the last day of the fiscal quarter in which the Trigger Date occurs, the Loan Parties shall not permit Consolidated EBITDA or North American EBITDA to be less than the amounts set forth below for the test period applicable for the fiscal quarter in which such Trigger Date occurs:


                                                        MINIMUM                    MINIMUM NORTH
         PERIOD                                   CONSOLIDATED EBITDA              AMERICAN EBITDA
         ------                                   -------------------              ---------------
         The Applicable Period ending                 $55,000,000                     $6,500,000
         December 31, 2002 and as of
         the last day of each Fiscal
         Quarter thereafter, in each
         case for the Applicable
         Period then ending


         Provided that from and after the date on which the Debt evidenced by the Senior Subordinated Debt Documents shall have been prepaid by the Borrower in an aggregate amount (i) equal to or greater than $30,000,000 but less than $60,000,000, the foregoing minimum Consolidated EBITDA shall be $53,000,000, or (ii) equal to or greater than $60,000,000, the foregoing minimum Consolidated EBITDA shall be $50,000,000. If the Loan Parties maintain Availability of at least $30,000,000 on each day during any fiscal quarter, the Loan Parties shall not be required to satisfy the foregoing Consolidated EBITDA and North American EBITDA requirements as of the last day of such fiscal quarter.

         2. Notwithstanding the provisions of Sections 3.4 or 3.5 of the Credit Agreement, the Borrower may apply the Zoneperfect Net Proceeds, no later than 35 days after receipt by a Loan Party, first to the Debt evidenced by the Senior Subordinated Debt Offering Documents (the "Senior Subordinated Debt") in such amount as the Borrower may elect and the balance of such proceeds to the Obligations to the extent thereof; PROVIDED, HOWEVER, that for so long as no Event of Default exists, the amounts so applied to the Obligations, at the written request of the Borrower, shall be reserved against Availability and thereafter may be reborrowed and applied by the Borrower to the repayment of Senior Subordinated Debt; PROVIDED, FURTHER, HOWEVER, that any amounts so reserved shall not be deemed to reduce Availability for purposes of Section 7.27 of the Credit Agreement. Notwithstanding the provisions of Section 7.9 of the Credit Agreement the Borrower may sell or otherwise dispose of its interest in Anasazi Partners, L.P. without the prior consent of Agent if the Net Proceeds thereof do not exceed $500,000 and such Net Proceeds are applied to the Obligations.


         3. The effectiveness of this Third Amendment is subject to the satisfaction of each of the following conditions (in form and substance satisfactory to the Agent):

                  (a) The Agent shall have received executed counterparts of this Third Amendment duly executed by the Loan Parties, the Agent and the Lenders; and

                  (b) The Agent shall have received such additional agreements, certificates or documents as it may reasonably request in connection with this Third Amendment.

         4. The Borrower and the Guarantors represent and warrant to the Agent and the Lenders that (i) the representations and warranties of the Loan Parties set out in Article 6 of the Credit Agreement are true and correct as of the date hereof (except those which expressly relate to an earlier period), (ii) no event has occurred and is continuing which constitutes a Default or Event of Default and (iii) no Loan Party has any counterclaims, offsets, credits or defenses to the Loan Documents and the performance of its obligations thereunder, or if any Loan Party has any such claims, counterclaims, offsets, credits or defenses to the Loan Documents or any transaction related to the Loan Documents, same are hereby waived, relinquished and released in consideration of the Agent's and the Lenders' execution and delivery of this Third Amendment.

         5. The Guarantors (i) acknowledge and consent to all of the terms and conditions of this Third Amendment, (ii) affirm all of their obligations under the Loan Documents and (iii) agree that this Third Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under Article 13 of the Credit Agreement or the other Loan Documents.

         6. The Borrower and the Guarantors hereby represent and warrant to the Agent and the Lenders as follows:

                  (i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Third Amendment.

                  (ii) This Third Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and
         (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Third Amendment.

         7. Except as modified hereby, all of the terms and provisions of the Credit Agreement (including Schedules and Exhibits) and the other Loan Documents, and the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect.

         8. This Third Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Third Amendment to produce or account for more than one such counterpart.

         9. This Third Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to be duly executed and delivered as of the date first above written.

                                 "BORROWER"


                                 APPLICA INCORPORATED, a Florida corporation

                                 By: /s/ Adam L. Kaplan
                                    ---------------------------------------
                                 Name:  Adam L. Kaplan
                                 Title: Treasurer

                                 "GUARANTORS"


                                 APPLICA CONSUMER PRODUCTS, INC., a Florida corporation

                                 By: /s/ ADAM L. KAPLAN
                                    ---------------------------------------
                                 Name:  Adam L. Kaplan
                                 Title: Treasurer


                                 APPLICA CANADA CORPORATION, a
                                 Nova Scotia corporation

                                 By: /s/ ADAM L. KAPLAN
                                    ---------------------------------------
                                 Name:  Adam L. Kaplan
                                 Title: Treasurer


                                 WD DELAWARE, INC., a Delaware corporation

                                 By: /s/ ADAM L. KAPLAN
                                    ---------------------------------------
                                 Name:  Adam L. Kaplan
                                 Title: Treasurer

                                 HP INTELLECTUAL CORP., a Delaware corporation

                                 By: /s/ ADAM L. KAPLAN
                                    ---------------------------------------
                                 Name: Adam L. Kaplan
                                 Title:   Treasurer


                                 WINDMERE HOLDINGS CORPORATION, a Delaware corporation

                                 By: /s/ ADAM L. KAPLAN
                                    ---------------------------------------
                                 Name: Adam L. Kaplan
                                 Title:   Treasurer


                                 HP DELAWARE, INC., a Delaware corporation

                                 By: /s/ ADAM L. KAPLAN
                                    ---------------------------------------
                                 Name: Adam L. Kaplan
                                 Title:   Treasurer

                                 HPG LLC, a Delaware limited liability company

                                 By: /s/ ADAM L. KAPLAN
                                    ---------------------------------------
                                 Name: Adam L. Kaplan
                                 Title:   Treasurer


                                 HP AMERICAS, INC., a Delaware corporation

                                 By: /s/ ADAM L. KAPLAN
                                    ---------------------------------------
                                 Name: Adam L. Kaplan
                                 Title:   Treasurer

                    [Signatures continued on following page]

                                 "AGENT"

                                 Bank of America, N.A., as the Agent


                                 By:       /s/ STUART A. HALL
                                          --------------------------------------
                                 Name:          STUART A. HALL
                                          --------------------------------------
                                 Title:         VICE PRESIDENT
                                          --------------------------------------


                                 LENDERS"

                                 Bank of America, N.A., as a Lender

                                 By:       /s/ STUART A. HALL
                                          --------------------------------------
                                 Name:          STUART A. HALL
                                          --------------------------------------
                                 Title:        VICE PRESIDENT
                                          --------------------------------------

                                 FLEET CAPITAL CORPORATION, as a Lender

                                 By:       /s/ KRISTINA LEE
                                          --------------------------------------
                                 Name:          KRISTINA LEE
                                          --------------------------------------
                                 Title:         VICE PRESIDENT
                                          --------------------------------------

                                 CONGRESS FINANCIAL CORPORATION (FLORIDA), as a Lender

                                 By:       /s/ JOSEPH R. BLASETTI
                                          --------------------------------------
                                 Name:          JOSEPH R. BLASETTI
                                          --------------------------------------
                                 Title:          A.V.P.
                                          --------------------------------------

                                 LASALLE BUSINESS CREDIT, INC., as agent for
                                 Standard Federal Bank National Association, as a Lender

                                 By:       /s/ ROGER D. ATTIX
                                          --------------------------------------
                                 Name:          ROGER D. ATTIX
                                          --------------------------------------
                                 Title:         V.P.
                                          --------------------------------------

                    [Signatures continued on following page]

                              GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

                              By:       /s/ JEFFREY MORSE
                                       -----------------------------------------
                              Name:          JEFFREY MORSE
                                       -----------------------------------------
                              Title:         DULY AUTHORIZED SIGNATORY
                                       -----------------------------------------

                              HSBC BUSINESS CREDIT (USA), INC., as a Lender

                              By:       /s/ JIMMY SCHWARTZ
                                       -----------------------------------------
                              Name:         JIMMY SCHWARTZ
                                       -----------------------------------------
                              Title:        VICE PRESIDENT
                                       -----------------------------------------

                              PNC BANK, NATIONAL ASSOCIATION, as a Lender

                              By:       /s/ JUNDIE CADIENA
                                       -----------------------------------------
                              Name:          JUNDIE CADIENA
                                       -----------------------------------------
                              Title:         VICE PRESIDENT
                                       -----------------------------------------



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